Exhibit 99.1

Behringer Harvard Multifamily REIT I, Inc. Development Update Call Artist’s rendering of 21 Lawrence, in Denver, CO January 29, 2013

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of Behringer Harvard Multifamily REIT I, Inc. (the “REIT”) and its subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of the REIT’s management based on their knowledge and understanding of the REIT’s business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.   Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect the REIT’s management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to vary materially from any forward-looking statements made in this presentation include, but are not limited to:   absence of a public market for the REIT’s securities; limited operating history; limited transferability and lack of liquidity; risks associated with lending activities ; no assurance that distributions will continue to be made or that any particular rate of distribution will be maintained; until the proceeds from an offering are invested and generating cash flow from operating activities, some or all of the distributions will be paid from other sources, which may be deemed a return of capital, such as from the proceeds of an offering, cash advances by the advisor, cash resulting from a waiver of asset management fees, proceeds from the sales of assets, and borrowings in anticipation of future cash flow from operating activities, which could result in less proceeds to make investments in real estate; reliance on the program’s advisor; payment of significant fees to the advisor and their affiliates ; potential conflicts of interest; lack of diversification in property holdings;  Market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the REIT’s ability to make accretive investments in a diversified portfolio of assets; Availability of cash flow from operating activities for distribution; the REIT’s level of debt and the terms and limitations imposed on the REIT by its debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; the ability to secure resident leases at favorable rental rates; the ability to raise future capital through equity and debt security offerings and through joint venture arrangements; the ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; factors that could affect our ability to qualify as a real estate investment trust; potential development risks and construction delays; the potential inability to retain current tenants and attract new tenants due to a competitive real estate market; risk that a program’s operating results will be affected by economic and regulatory changes that have an adverse impact on a program’s investments; risks related to investments in distressed properties or debt include possible default under the original loan; unforeseen increases in operating and capital expenses; declines in real estate values; and, lack of availability of due diligence information. These risks may impact the REIT’s financial condition, operating results, returns to its shareholders, and ability to make distributions as stated in the REIT’s offering. Investment in securities of Behringer Harvard real estate programs is subject to substantial risks and may result in the loss of principal invested. Real Estate programs are not suitable for all investors.  The forward looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of the REIT’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission.

Behringer Harvard Multifamily REIT I, Inc. Development Portfolio The Franklin Delray development site plan A rendering of Tyson’s Corner development Recent photos of Allegro II development

Continued Favorable Spreads Between Class A Cap Rates and New Development Yields



Development
Acquisition
Development
9%
8%
7%
6%
5%
4%
Estimated New Development Yield (nationwide average)
Class A Cap Rate Spread over Return on Development Cost
Class A Cap Rate (est.)
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12

Used with permission from Witten Advisors LLC.

Source: Witten Advisors, Real Capital Analytics, NCREIF

BEHRINGERHARVARD
MULTIFAMILY REIT I, INC.

5

© 2013 Behringer Harvard

Development Portfolio – Equity Investments

($ millions)

Property Name	Investment Type	Location	Units	Approximate Total Costs Incurred as of January 18, 2013	Our Share of Total Estimated Costs (1)
The Franklin Delray	Wholly owned	Delray Beach, FL	180	$20.2	$33.1
Allegro Phase II	Wholly owned	Addison, TX	121	$9.6	$16.1
Renaissance Phase II	Joint venture	Concord, CA	163	$8.6	$27.9
Seven Rio	Joint venture(2)	Austin, TX	221	$7.5	$60.7
Allusion West University	Joint venture(2)	Houston, TX	231	$13.3	$43.8
4110 Fairmount	Joint venture(2)	Dallas, TX	299	$12.1	$47.8
Arpeggio Victory Park	Joint venture(2)	Dallas, TX	377	$17.7	$62.0
The Muse Museum District	Joint venture(2)	Houston, TX	270	$12.6	$51.2
21 Lawrence	Joint venture(2)	Denver, CO	212	$7.9	$50.8
Audubon	Joint venture(2)	Wakefield, MA	186	$7.1	$51.8
22 Water Street	Joint venture(2)	Cambridge, MA	392	$23.8	$191.1
Tysons Corner	Joint venture(2)	Tysons Corner, VA	461	$31.4	$212.2
Total			**3,113**	**$171.8**	**$848.5**

(1) We may obtain construction financing.
(2) If the development achieves certain milestones primarily related to approved budgets less than maximum amounts, we will reimburse the JV partner for their equity ownership and we will be responsible for all of the development costs. The JV partner would then be entitled to back end interests based on the development achieving certain total returns.

Note: These are current estimates and are subject to change.

BEHRINGER HARVARD
MULTIFAMILY REIT I, INC.

6

© 2013 Behringer Harvard

Tysons Corner – Tysons Corner, Virginia

21 Lawrence – Denver, Colorado

22 Water Street – Cambridge, Massachusetts

Audubon Road – Wakefield, Massachusetts

Allegro Phase II – Addison, Texas

The Franklin Delray – Delray Beach, Florida

Development Portfolio - Loan Investments  ($ millions)  Property Name Investment Type Location Units Total Commitment Amounts Advanced at December 31, 2012 Fixed Interest Rate Maturity Date Pacifica Land loan (1) Costa Mesa, CA 113 $4.9 $4.9 10.0% April 2013 Jefferson at One Scottsdale Mezzanine loan Scottsdale, AZ 388 $22.7 $21.5 14.5% December 2015 The Domain Mezzanine loan Houston, TX 320 $10.5 $9.8 14.0% April 2014 TDI 121 Custer  (2) Mezzanine loan Allen, TX 444 $14.1 $2.6 14.5% August 2015 Kendall Mezzanine loan Kendall, FL 321 $12.3 $9.2 (at close) 15% January 2016 Total 1,586 $64.5 $48.0 14.17%  (1) Our option period to convert our land loan to an equity investment expired on August 15, 2012.  We are currently in discussions to convert the land loan under similar terms. (2) We own 55% of this loan, but amounts listed represent 100%.

Construction Timeline Property Name Location Units Estimated Completion Date Estimated Stabilization Date (1) Allegro Phase II Addison, TX 121 2Q 2013 4Q 2013 The Franklin Delray Delray Beach, FL 180 3Q 2013 1Q 2014 4110 Fairmount  Dallas, TX 299 3Q 2014 2Q 2015 Arpeggio Victory Park  Dallas, TX 377 3Q 2014 2Q 2015 Allusion West University  Houston, TX 231 4Q 2014 1Q 2015 21 Lawrence  Denver, CO 212 4Q 2014 2Q 2015 Seven Rio Austin, TX 221 4Q 2014 3Q 2015 Audubon Road  Wakefield, MA 186 2Q 2015 4Q 2015 The Muse Museum District  Houston, TX 270 2Q 2015 4Q 2015 22 Water Street Cambridge, MA 392 3Q 2015 3Q 2016 Renaissance Phase II Concord, CA 163 4Q 2015 2Q 2016 Tysons Corner Tysons Corner, VA 461 2Q 2016 1Q 2018 Total 3,113 Note: These dates are current estimates and subject to change. (1) Stabilization occurs when the property reaches 90%.  Leasing generally begins 1 to 2 quarters prior to completion based on size and if construction can be completed in phases.

Development Portfolio – Equity Investments

($ millions)

Property Name	Investment Type	Location	Units	Approximate Total Costs Incurred as of January 18, 2013	Our Share of Total Estimated Costs [1]
The Franklin Delray	Wholly owned	Delray Beach, FL	180	$20.2	$33.1
Allegro Phase II	Wholly owned	Addison, TX	121	$9.6	$16.1
Renaissance Phase II	Joint venture	Concord, CA	163	$8.6	$27.9
Seven Rio	Joint venture[2]	Austin, TX	221	$7.5	$60.7
Allusion West University	Joint venture[2]	Houston, TX	231	$13.3	$43.8
4110 Fairmount	Joint venture[2]	Dallas, TX	299	$12.1	$47.8
Arpeggio Victory Park	Joint venture[2]	Dallas, TX	377	$17.7	$62.0
The Muse Museum District	Joint venture[2]	Houston, TX	270	$12.6	$51.2
21 Lawrence	Joint venture[2]	Denver, CO	212	$7.9	$50.8
Audubon	Joint venture[2]	Wakefield, MA	186	$7.1	$51.8
22 Water Street	Joint venture[2]	Cambridge, MA	392	$23.8	$191.1
Tysons Corner	Joint venture[2]	Tysons Corner, VA	461	$31.4	$212.2
Total			**3,113**	**$171.8**	**$848.5**

(1) We may obtain construction financing.
(2) If the development achieves certain milestones primarily related to approved budgets less than maximum amounts, we will reimburse the JV partner for their equity ownership and we will be responsible for all of the development costs. The JV partner would then be entitled to back end interests based on the development achieving certain total returns.

Note: These are current estimates and are subject to change.

BEHRINGERHARVARD
MULTIFAMILY REIT I, INC.

15
© 2013 Behringer Harvard

Behringer Harvard Multifamily REIT I, Inc. Development Portfolio The Franklin Delray development site plan A rendering of Tyson’s Corner development Recent photos of Allegro II development

Upcoming Calls Topic: Estimated Valuation  Date & Time: Monday, March 4 Home Office Personnel at 11:30 a.m. Central Time  Financial Advisors at 1 p.m. Central Time   Topic: Fourth Quarter and Full Year 2012 Update Date & Time: Friday, March 15 at 1 p.m. Central Time

Questions? Press *1 to enter the queue Please ask one question and a follow-up question Re-enter the queue to ask further questions

Playback Information Representatives may log on to the password protected portion of the Behringer Harvard website (www.behringerharvard.com) for a playback of today’s call  Home office contacts may dial toll free (855) 859-2056 and use conference ID 89606354 to access a playback of today’s call  Replays will be available until Thursday, February 28, 2013